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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 3, 2004

                                 WORKSTREAM INC.

               (Exact Name of Registrant as Specified in Charter)

          CANADA                     001-15503                    N/A
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                    K2K-3G1
     (Address of Principal Executive Offices)                        (Zip Code)

                                 (613) 270 0619

              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

      On August 3, 2004 the Company issued a press release announcing that Books Are Fun, a division of The Reader's Digest Association Inc., has purchased Workstream Rewards, an employee discount product, for its employees and independent sales agents across the United States. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on August 3, 2004 by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORKSTREAM INC.

Dated:  August 11, 2004                By:   /s/ Michael Mullarkey
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                                             Name:  Michael Mullarkey
                                             Title:   Chief Executive Officer

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                                  Exhibit Index

Exhibit No.  Description
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99.1         Press Release issued on August 3, 2004 by Workstream Inc.